Exhibit 32(b)

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report of Hercules Technology Growth Capital, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2009 (the “Report”) as filed with the Securities and Exchange Commission on the date hereof, I, David M. Lund, Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 12, 2010	By:	/s/ DAVID M. LUND
David M. Lund
Chief Financial Officer (Principal Financial and Accounting Officer)